Long-Term Debt	12 Months Ended
Sep. 28, 2024
Long-Term Debt [Abstract]
Long-Term Debt

4.  Long-Term Debt

Long-term debt consists of the following:

Facility	Maturity Date	2024	2023
Term loan	July 2029	$1,538	$—
Term loan	July 2026	—	3,090
Revolving line of credit	June 2028	—	—
0.95% First Priority Senior Secured Notes	February 2024	—	279
1.00% First Priority Senior Secured Notes (a)	January 2025	783	741
1.57% First Priority Senior Secured Notes	January 2026	1,525	1,525
4.875% First Priority Senior Secured Notes	July 2026	750	1,250
1.65% First Priority Senior Secured Notes	January 2027	400	400
1.50% First Priority Senior Secured Notes (a)	January 2027	419	397
5.50% First Priority Senior Secured Notes	April 2028	500	500
5.80% First Priority Senior Secured Notes	June 2031	800	—
5.65% First Priority Senior Secured Notes	January 2034	800	—
4.50% Second Priority Senior Secured Notes	February 2026	291	291
5.625% Second Priority Senior Secured Notes	July 2027	500	500
Debt discounts and deferred fees		(31)	(34)
Finance leases and other	Various	40	39
Total long-term debt		8,315	8,978
Current portion of long-term debt		(810)	(8)
Long-term debt, less current portion		$7,505	$8,970

(a)	Euro denominated

During fiscal 2024, the Company extended the maturity date of $1,550 million of its outstanding term loans to July 2029. In addition, the Company issued $800 million aggregate principal amount of 5.65% First Priority Senior Secured Notes due 2034, and another $800 million aggregate principal amount of 5.80% First Priority Senior Secured Notes due 2031. The proceeds from the 5.65% First Priority Notes were used to prepay the 0.95% First Priority Senior Secured Notes due in February 2024 and a portion of the existing term loan due in July 2026. The proceeds from the 5.80% First Priority Notes were used to repurchase a portion of the 4.875% First Priority Senior Secured Notes due in July 2026 and to prepay a portion of the existing term loan due in July 2026

Debt discounts and deferred financing fees are presented net of Long-term debt, less the current portion on the Consolidated Balance Sheets and are amortized to Interest expense on the Consolidated Statements of Income through maturity.

Berry Global, Inc. Senior Secured Credit Facility

Our wholly owned subsidiary Berry Global, Inc.’s senior secured credit facilities consist of $1.5 billion of term loans and a $1.0 billion asset-based revolving line of credit. The availability under the revolving line of credit is the lesser of $1.0 billion or based on a defined borrowing base which is calculated based on available accounts receivable and inventory. At the end of the fiscal year, the Company had unused borrowing capacity of $802 million under the revolving line of credit.

The term loan facility is payable upon maturity. The Company may voluntarily repay outstanding loans under the senior secured credit facilities at any time without premium or penalty, other than customary “breakage” costs with respect to eurodollar loans. All obligations under the senior secured credit facilities are unconditionally guaranteed by the Company and, subject to certain exceptions, each of the Company’s existing and future direct and indirect domestic subsidiaries. The guarantees of those obligations are secured by substantially all of the Company’s assets as well as those of each domestic subsidiary guarantor.

Despite not having financial maintenance covenants, our debt agreements contain certain negative covenants. We are in compliance with all covenants as of September 28, 2024. The failure to comply with these negative covenants could restrict our ability to incur additional indebtedness, effect acquisitions, enter into certain significant business combinations, make distributions or redeem indebtedness.

Future maturities of long-term debt as of fiscal year end 2024 are as follows:

Fiscal Year	Maturities
2025	$810
2026	2,593
2027	1,344
2028	504
2029	1,489
Thereafter	1,606
$8,346

Net cash interest was $425 million and $377 million in fiscal 2024 and 2023, respectively.